UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 20, 2006

ALEXION PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

352 Knotter Drive, Cheshire, Connecticut 06410

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 272-2596

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 20, 2006, Alexion Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that the Company has submitted a Biologics License Application with the U.S. Food and Drug Administration for its lead product candidate Soliris™ (eculizumab), as a treatment for patients diagnosed with paroxysmal nocturnal hemoglobinuria, a rare life-threatening genetic blood disorder (“PNH”). A copy of that press release is furnished as Exhibit 99.1 to this Form 8-K.

On September 26, 2006, the Company issued a press release announcing that Alexion Europe, a wholly-owned subsidiary of the Company, has submitted a Market Authorization Application to the European Medicines Evaluation Agency for Soliris™ (eculizumab) as a treatment for patients diagnosed with PNH. A copy of that press release is furnished as Exhibit 99.2 to this

Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release issued by Alexion Pharmaceuticals, Inc. on September 20, 2006.

99.2	Press Release issued by Alexion Pharmaceuticals, Inc. on September 26, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXION PHARMACEUTICALS, INC.

Date: October 5, 2006	By:	/s/ Thomas I. H. Dubin
	Name:	Thomas I. H. Dubin
	Title:	Senior Vice President and General Counsel

Index to Exhibits

Exhibit No.	Description
99.1	Press Release issued by Alexion Pharmaceuticals, Inc. on September 20, 2006.

99.2	Press Release issued by Alexion Pharmaceuticals, Inc. on September 26, 2006.